Contingencies, commitments and restrictions on the distribution of profits	12 Months Ended
Dec. 31, 2022
Contingencies, commitments and restrictions on the distribution of profits
Contingencies, commitments and restrictions on the distribution of profits

26       Contingencies, commitments and restrictions on the distribution of profits

a. Contingencies

CAAP and its subsidiaries are, from time to time, subject to various claims, lawsuits and other legal proceedings, including customer claims, in which third parties are seeking payment for alleged damages, reimbursement for losses or indemnity. Some of these claims, lawsuits and other legal proceedings are subject to substantial uncertainties. Accordingly, the potential liability with respect to such claims, lawsuits and other legal proceedings cannot be estimated with certainty. Management, with the assistance of legal counsel, periodically reviews the status of each significant matter and assesses potential financial exposure. If a potential loss from a claim, lawsuit or proceeding is considered probable and the amount can be reasonably estimated, a provision is recorded. Accruals for loss contingencies reflect a reasonable estimate of the losses to be incurred based on information available to management as of the date of preparation of the Financial Statements, and take into consideration the Group’s litigation and settlement strategies.

The Company believes that the aggregate provisions recorded for losses in these Consolidated Financial Statements, are adequate based upon currently available information.

Argentina legal proceedings

AA2000 Tax proceedings related to technical assistance agreements

During 2013 and 2014, the Argentine Federal Administration of Public Income initiated three different tax assessments proceedings against AA2000. Two of the tax assessments proceedings were initiated against AA2000 with respect to income tax deductions from services rendered by third parties. On November 30, 2015, AA2000 agreed to pay the amounts claimed for these deductions plus interests for a total amount of ARS 18.4 million in 36 consecutive, monthly, installments. As of December 31, 2020 AA2000 had paid all of the monthly installments under this facility.

The third and most significant claim was initiated by the Argentine Federal Administration of Public Income against AA2000 and its consolidated subsidiaries for income taxes and income tax on undocumented exemptions. The AFIP considered that certain management and administrative services provided by Corporación América Sudamericana S.A. (“CAS”), one of its shareholders, were not actually rendered to AA2000. On August 3, 2016, AA2000 appealed the ruling of the assessment proceeding to the Argentine National Tax Court.

In addition, in 2013, a separate criminal proceeding was initiated by a third party against two former directors of AA2000 based on the same facts as this third assessment proceeding mentioned above. The Court of first instance dismissed the claim and the prosecutor appealed the ruling. The Court of Appeals reversed the prior ruling based on the lack of evidence obtained in the original proceeding and ordered the Court of first instance to expand the fraud investigation and to determine the possible connection with the assessment proceeding mentioned above. After further investigation, the Court of first instance ratified the dismissal against AA2000, which the prosecutor subsequently appealed. The Court of Appeals once again dismissed the case against AA2000 based on the connection of both proceedings and ordered the consolidation of the fraud and the tax investigations. Consequently, the Court of first instance on economic and criminal matters No. 11 is now the intervening court for both proceedings.

Given that the facts which originated both claims were the same, both proceedings continued as a unified criminal matter on income taxes and income tax on undocumented exemptions.

Although management and legal advisors had strong arguments to prove that the management and administrative services were in fact rendered to AA2000 by CAS, on February 21, 2017 AA2000 complied with the extraordinary regime of regularization of tax obligations provided by Law No. 27,260 published in the Argentine Official Gazette on July 22, 2016. The total amount that AA2000 must pay for such extraordinary regime was ARS 166.3 million in 60 consecutive, monthly payments as from March 2017. AA2000 has paid all of the monthly installments.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

a. Contingencies (Cont.)

Argentina legal proceedings (Cont.)

AA2000 tax proceedings related to technical assistance agreements(Cont.)

Because AA2000 agreed to pay the amounts claimed in all three tax assessment proceedings, AA2000 filed a request to suspend the ongoing criminal tax proceeding pursuant to Argentine law, which has not yet been granted by the Court. On August 25, 2017, the prosecutor challenged the request made by AA2000 to suspend the criminal proceeding, arguing that although AA2000 complied with the extraordinary regime for the services rendered by CAS, it failed to include under this extraordinary regime the services rendered by third parties. Legal advisors and management believe that once all the installments under the extraordinary regime are fully paid, the action to prosecute tax claims based on these facts will be fully extinguished.

On December 27, 2018, the Court ordered: to (a) override the defendants’ current cause related to the alleged tax payment evasion of the Profits for Undocumented Outputs tax corresponding to AA2000’s 2006 and 2007 annual fiscal years and the 2008 Income Tax, with the scope provided for by articles 54 of Law No. 27,260 and 336 paragraph 1 of the Code of Criminal Procedure of the Nation; (b) suspend the criminal action initiated for payment evasion of the Income Tax for Undocumented Exits corresponding AA2000’s 2009 annual fiscal year, with the scope provided by art. 54 of law No. 27,260.

In December 2020, the Court decided to return the proceeding to the first instance court in order to apply the regime foreseen under Law No. 27,562 for the 2006, 2007 and 2008 periods. The judge of first instance has now to decide whether this regime is indeed applicable or, where appropriate, to analyze the origin of other proposals made by the defense to achieve the dismissal. Regarding the periods 2009 to 2012, all the installments have been paid.

With respect to the fiscal periods ended December 31, 2006, 2007 and 2008, the Court of First Instance resolved, on March 17, 2022, the dismissal of all the members of AA2000. Said resolution was only appealed by the AFIP (not by the Prosecutor’s Office) based on the fact that it would remain to verify a formal requirement provided for in the law applied by the Judge (art. 8 of Law 27,541). In December 2022, AFIP’s appeal was denied by the chamber of appeal.

AA2000 Environmental proceedings

Pursuant to the Final Memorandum of Agreement entered into with the Argentine Government, dated April 3, 2007, AA2000 is required to assess and remediate environmental damage at their airports in Argentina.

In August 2005, a civil action was brought by Asociación de Superficiarios de la Patagonia, a non-governmental organization, against Shell Oil Company for alleged environmental damages caused by an oil spill at Ezeiza Airport and, in September 2006, AA2000 was called to intervene as a third party at the request of the plaintiff. The lawsuit alleges that AA2000 is jointly liable with Shell due to the fact that AA2000 manages the real property at which the environmental damages occurred. AA2000 has asserted that Shell is solely responsible for any damages. As of the date of these Consolidated Financial Statements, Shell Oil Company and the ORSNA are currently jointly working in the damage remediation activities.

In August 2011, Asociación de Superficiarios de la Patagonia (“ASSUPA”) brought a civil action against AA2000 in an Argentine administrative federal court in the City of Buenos Aires (Justicia Federal en lo Contencioso Administrativo de la Capital Federal), under the General Environmental Law No. 25,675, requesting compensation for environmental damage caused in all of the airports under the AA2000 Concession Agreement.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

a. Contingencies (Cont.)

Argentina legal proceedings (Cont.)

AA2000 Environmental proceedings (Cont.)

A “General Remediation Agreement” was entered into with ASSUPA, under which the execution of airport-specific improvement and renovation works was agreed. It was also agreed that these remediation works will be funded out of the Trust Fund for Funding Infrastructure Works in airports under the AA2000 Concession Agreement (2.5%).

In connection with the civil action filed by ASSUPA, on April 15, 2021, a specific agreement covering the improvement and renovation works at Ezeiza airport was signed.

The agreements subscribed with ASSUPA were submitted to ORSNA and were also approved by the Court hearing the civil action filed by ASSUPA on August 30, 2021.

In addition, an agreement covering the fees of ASSUPA´s legal counsel and technical experts has also been signed. The monetary amount of this agreement was recognized as of September 30, 2021 and was included in Other operating expenses line.

The amounts to be paid in connection with the remediation works will be considered investments under the AA2000 Concession Agreement.

ANSA legal proceedings

On October 26, 2018, ANSA was served with a complaint from a supplier alleging ANSA’s breach of contract for the financing of the construction of a hangar, by such supplier, at the airport of Neuquén. The complaint was answered on November 21, 2018. On December 4, 2018, the first instance court ordered an attachment order on the ANSA’s accounts for the amount of approximately USD 0.6 million. The attachment order was replaced by an insurance policy. On December 3, 2019, the evidence stage started and on May 20, 2021, ANSA produced all the evidence offered. The parties presented the closing arguments. On July 7, 2022, the first instance judgment rejected the claim and imposed the payment of the Court costs to the losing party who then appealed the decision.

The first instance judgment also determined expert’s and ANSA’s former counsel fees that were provisionally assessed in the amount of ARS 117.6 million . Such former counsel was able to secure a seizure against one of ANSA’s bank account and certain other assets for total amount of ARS 177.6 million (equivalent to USD 1.0 million). ANSA appealed the seizure and requested its replacement by an insurance policy that is guaranteed by Corporación America S.A, which was accepted by the Court.

ANSA also received a claim from a supplier of USD 0.5 million regarding a breach of contract. Within the framework of the lawsuit, the court ordered an attachment order on ANSA´s bank accounts in the amount of USD 250, which was replaced by an insurance offered by ANSA in the amount of USD 0.5 million. A hearing was held on July 14, 2022, and the evidence offered by both parties is currently being reviewed.

As of December 31, 2022, provisions in the amount of USD 0.5 million regarding ANSA´s legal proceedings have been recorded.

Conflict with Aerolíneas Argentinas (“ARSA”)

This air operator is currently AA2000’s main customer and records an outstanding debt with AA2000. The singularity of ARSA lies in its status as state-owned company, since it is owned by the Argentinian State, which is in turn the grantor of AA2000 Concession Agreement.

26     Contingencies, commitments and restrictions on the distribution of profits (Cont.)

a. Contingencies (Cont.)

Argentina legal proceedings (Cont.)

Conflict with Aerolíneas Argentinas (“ARSA”) (Cont.)

Claims have been made before ORSNA as well as formal presentations before the Ministry of Transportation, requesting mechanisms to resolve the situation through different alternatives such as payment plans, compensation and agreements. Considering this situation and in accordance with IFRS 15, as from October 1, 2019, only revenue from passenger fees related to ARSA is being recognized.

On February 2, 2021, ARSA sent a document to AA2000, which contained a proposal of debt acknowledgment for the amounts owed until March 31, 2020 (ARS 120.6 million and USD 36.5 million).

On July 21, 2021, AA2000 sent a proposal to the ORSNA in order to apply this credit against debts held by Fideicomiso de Fortalecimiento del Sistema Nacional de Aeropuertos.Both parties agreed the form of application of the assigned credits, which will become effective upon endorsement by the Ministry of Transportation.

On April 5, 2022, the Ministry of Transportation initiated the planned intervention. On June 14, 2022, the ORSNA notified AA2000 that the Ministry of Transportation has completed its intervention, and approved the assignment in the terms described. Consequently, revenues, bad debt recovery, foreign exchange income and interest income for total amounts of approximately USD 4.8, 10.1, 13.0 and 4.8 million respectively, were recognized.

Brazil legal proceedings

Civil Proceedings

Inframérica Participações S.A. identified three payments totaling R$ 858 thousand made during 2014 by ICAB, when Infravix Participações S.A. was still an indirect shareholder of the Inframérica, to individuals or entities for which Inframérica was unable to clearly identify a proper purpose. On September 14, 2019, Receita Federal imposed Inframérica to pay the amount of R$1.3 million in late taxes, claiming that these alleged payments were allegedly without cause or did not identify a beneficiary. ICAB is contesting the fine through an administrative procedure. The outcome of this procedure is still uncertain. Neither ICAB nor ICASGA have been notified of any investigation against them.

If these payments are ultimately found to have been improper, additional fines and sanctions may be applied, as well as other penalties.

During 2020, Tribunal de Contas da União instructed Infraero (ICAB’s shareholder), to conduct an audit on ICAB with respect to the contract Inframérica signed with Helvix (a joint venture between Helport and Engevix) for the major remodeling on the Brasilia Airport between 2012-2014, pursuant to the terms of the Brasilia Concession Agreement. On September 9, 2020, Infraero informed ICAB about the audit results and although no evidence of excessive pricing was found, Infraero mentioned the potential existence of certain irregularities in connection with the fourth amendment to the agreement. On September 22, 2020, Inframérica filed a response alleging the inexistence of the referred irregularities. Infraero is currently reviewing the document and a final determination about the case is still pending. If confirmed, Inframérica may be subject to fines from R$ 40 million to R$ 150 million.

Tax Proceedings

On November 1, 2017, ICASGA initiated a lawsuit before the Municipality of São Gonçalo do Amarante to dispute the legality of the Property and Urban Territorial Tax (“IPTU”) collected by the City of São Gonçalo do Amarante.

On January 18, 2018, the judge granted a provisional decision by suspending the tax collection, and on August 27, 2019, a further ruling found the collection as unfounded. The Municipality appealed and obtained a provisional decision, which allowed for the collection of such tax up to the amount of approximately R$ 17 million. On December 11, 2019, ICASGA appealed said provisional decision which was granted on May 27, 2020 and, consequently, the tax collection was suspended. The Municipality appealed again before the Brazilian Supreme Court and, on June 16, 2020, such appeal was denied. The tax collection remains suspended until trial by the State Court is suspended.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

a. Contingencies (Cont.)

Brazil legal proceedings (Cont.)

Tax Proceedings (Cont.)

On November 17, 2020, the State Court made its final decision and denied the Municipality’s appeal. Therefore, the judgement dismissing the collection of IPTU was confirmed. The Municipality can still file a final appeal before the Brazilian Supreme Court.

In September 2014, ICAB initiated a lawsuit that dispute the legality of the IPTU collected by the Federal District. In October 2014, the judge granted a provisional decision by suspending the tax collection, and in April 2015, a further ruling found the collection as unfounded.

In June 2022, the Brazilian Supreme Court confirmed the decision of the Federal District Court excluding ICAB´s responsibility for the payment of IPTU and restricting this tax to the areas occupied by third parties who pursue activities unrelated to the airport. This lawsuit is now concluded.

The Federal District initiated a new lawsuit, demanding the payment of R$ 5 million (equivalent to USD 1 million) on pending IPTU. On January 21, 2020, ICAB was notified about this new proceeding and on March of 2020, ICAB filed a response arguing in the same rights as those raised in the prior proceeding. In September 2022, the Federal District, again, sued ICAB, claiming the payment of R$ 1.2 million (equivalent to USD 0.2 million) of IPTU. ICAB answered the complaint under the same rights raised on prior lawsuits. As of December 31, 2022, none of this claims have been ruled by the court of first instance.

Ecuadorian Proceedings

Tax Proceedings

On October 12, 2020, the Ecuadorian tax authority (Servicio de Rentas Internas del Ecuador, “SRI”) determined through Act No. D28-A50ADBC20-00000040 that TAGSA should pay an amount of up to approximately USD 0.9 million with respect to withholding income tax practices for the year 2017. Pursuant to SRI, TAGSA should have made the withholdings on dividend payments corresponding to the shares of Corporación Aeroportuaria S.A. in the aforementioned amount at source, on the basis that dividends were paid directly or through intermediaries to companies domiciled in tax havens, due to the fact that Luxembourg is considered a tax haven in Ecuador.

On November 10, 2020, TAGSA filed an administrative complaint against such determination, which was denied. After careful analysis, in order to challenge SRI’s criteria, on March 4, 2021, TAGSA filed a judicial claim involving an amount of approximately USD 1.4 million. In March 2022, the claim was accepted and the determination of the withholding tax to be paid was declared null.

In addition, the Ecuadorian tax authority (Servicio de Rentas Internas del Ecuador, “SRI”) determined that TAGSA has to pay roughly USD 3.2 million in connection with differences established by the SRI for the 2017 withholding tax determination. The request for a nullity resolution against this determination was submitted by TAGSA on April 27, 2021, which was rejected on November 8, 2021, by the SRI. TAGSA exhausted the administrative instance, since the outcome was not positive and submitted a judicial claim on January 31, 2022, for an amount of USD 4.5 million. In February and March 2022, guarantees, amounting USD 0.6 million, were constituted by TAGSA in favour of SRI of which USD 0.15 were release during the year. On July 13th and September 6th, 2022, took place two hearings, and on October 18 a rule was issued in favor of TAGSA. On December 12, 2022, the SRI submitted a cassation complaint against the ruling. Once the cassation complaint is admitted, TAGSA will have 30 days to submit its response.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

a. Contingencies (Cont.)

Italian Proceedings

TA entered into two preliminary sales contracts with Nuove Iniziative Toscane (“NIT”) in 2018 with the commitment to purchase, from NIT itself, land and buildings located in the “Piana di Castello” near the Municipality of Florence. For the first contract, the expected price was equal to € 75 million, of which € 3 million were paid as a deposit at the time of the execution, while for the second the expected price was equal to € 90 thousand, of which € 8 thousand were already paid.

On September 10, 2021, NIT filed a claim before the Civil Court of Milan - claiming the fulfillment of the conditions precedent to obtain the issuance of a constitutive sentence pursuant to art. 2932 of the Italian Civil Code, - condemning TA to pay the relative price (net of the deposits already paid, therefore € 72 million for the first contract and € 81 thousand for the second contract). NIT also requests TA to pay for the compensation of the damages suffered, as well as any further pecuniary damage.

On January 20, 2022, TA answered the claim by rejecting, as inadmissible and unfounded, all the requests made by NIT; taking into consideration the non-occurrence of the conditions precedent, and consequently condemn NIT to immediately return the sums already paid by TA.The next court hearing was postponed to May 22, 2023.

Otherwise indicated, all the proceedings disclosed in this note are, at the opinion of each local counsel, “possible” according to classification of procedures due to probability of success. Therefore, no provision has been recognized at December 31, 2022.

b. Commitments

				Current
		Number of	Concession Start	Concession
Country	Concession	Airports	Date	End Date	Extension Details
Argentina	AA2000	35[1]	1998	2038
	ANSA	1	2001	2026[3]
	BBL	1	2008	2033	10 years
Italy	TA (SAT)	1	2006 (2014)	2048
	TA (ADF)	1	2003 (2014)	2045
Brazil	ICASGA	1	2012	2040	5 years
	ICAB	1	2012	2037	5 years
Uruguay	PDS	7	2003	2053[4]
	CAISA	1	1993 (2008) (2019)	2033
Ecuador	TAGSA	1	2004	2031[2]
	ECOGAL	1	2011	2026
Armenia	AIA	2	2002	2032	Option to renew every 5 years
Total		53

1.	Includes Termas de Rio Hondo Airport, which pursuant to ORSNA’s Resolution No. 27/2021 has also been incorporated into the AA2000 Concession Agreement.
2.	In 2021, the Group obtained two-years extension.
3.	In 2021,the Group obtained five-years extension.
4.	In 2021, the Group obtained twenty-year extension and the concession of six new regional airports, of which PDS is taking control between 2022 and 2025.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Argentine Concession Agreement

In February 1998 AA2000 was awarded the concession agreement for the use, operation and management of 33 airports in Argentina (the “Group A” airports). The concession agreement was subsequently amended and supplemented by the memorandum of agreement it entered into with the Argentine National Government on April 3, 2007 (the “Memorandum of Agreement”). References to the concession agreement amended and supplemented by the Memorandum of Agreement are carried out as the “Argentine Concession Agreement”.

Likewise, and in order to be able to continue with the policies related to the expansion of the aviation market, on December 27, 2017, AA2000 was awarded the concession for the operation of the El Palomar Airport, which was brought under the AA2000 Concession Agreement pursuant to Decree No. 1107/2017 and Resolution No. 894/2018 of the Ministry of Transportation.

The Argentine Concession Agreement was granted for an initial period of 30 years through February 13, 2028 and an additional extension period of up to 10 years.

In December 2020, the Argentine Government extended the term of the AA2000 Concession Agreement until February 2038.

Obligations assumed by AA2000 as Concessionaire

Under the terms of the Concession Agreement, AA2000 is responsible for several functions in connection with the airports, among others; operating airport services and facilities in a reliable manner, implementing the master plans approved by the ORSNA, investing in airport infrastructure in accordance with the applicable investment plan, the maintenance of airports under the concession agreement.

Pursuant to the Technical Conditions of the Extension approved by Decree No. 1009/2020, other several financial commitments were imposed to AA2000 including the availability of funds to make direct investments.

The Financial Projection of Income and Expenses attached to the Technical Conditions of the Extension include the detail of the estimated dates in which the required commitments and capital expenditures would be performed.

The Argentine Concession Agreement requires AA2000 to formulate a master plan for each of its airports. Each master plan establishes the investment commitments to be received by each airport during the term of the Argentine Concession Agreement, taking into account the expected demand of aeronautical and commercial services. AA2000 has executed the capital expenditures committed under the investment plan submitted for the period 2006-2028. In order to strengthen the airport system, new investments commitments were established, listed in the Technical Conditions for the Extension, for the periods 2020-2021, 2022-2023; 2024-2027 and 2028-2038.

Considering the foregoing AA2000’s capital expenditures under the Technical Conditions of the Extension amounts to the aggregate amount of approximately USD 500 million plus VAT, to be performed in two phases: (i) phase 1, approximately USD 336 million plus VAT to be performed preferably within 2022 and 2023 (of which approximately USD 106 million plus VAT are to be performed in 2023), and (ii) phase 2, annual investments of approximately USD 41 million plus VAT between 2024 and 2027, for a total of approximately USD 164 million plus VAT. Investments between 2028 and 2038 will be determined based on the operational needs of the airport system and will take into consideration the economic equilibrium of the concession.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Argentine Concession Agreement (Cont.)

Obligations assumed by AA2000 as Concessionaire (Cont.)

Pursuant to the terms of the Argentine Concession Agreement, the Argentine National Government will have the right to buyout the concession at any time as from February 13, 2018. If such right is exercised, the Argentine National Government is required to indemnify AA2000 and assume in full any debts incurred by AA2000 to acquire goods or services for purposes of providing airport services, except for debts incurred in connection with the investment plan for which AA2000 would be compensated as part of the payment made to AA2000 by the Argentine Government.

Additionally, the Argentine Concession Agreement defines some additional conditions upon which either the Argentine National Government or AA2000 could demand the termination of the agreement. Termination of the AA2000 Concession Agreement would constitute a default under the Senior secured guarantee notes due 2027, the Class 1 Series 2021 Notes due 2031 and the Credit Facilities.

Concession fees

Under the terms of the Argentine Concession Agreement, AA2000 is required to, on a monthly basis, allocate an amount equal to 15% of revenues (in Argentine pesos) to the Specific Allocation of Revenue, as follows:

- 11.25% of total revenue to a trust for the development of the Argentine National Airport System to fund capital expenditures for the Argentine National Airport System. Of such funds, a 30% will be previously deducted for deposit in an account to the order of the National Administration of Social Security of Argentina. The ORSNA will determine which construction projects within the Argentine National Airport System shall be implemented with such funds, whether at airports operated by AA2000 or not. AA2000 may file proposals with the ORSNA, which, together with the ORSNA’s proposals, shall be communicated to the Secretary of Transportation, which shall decide the application of the trust funds.

- 1.25% of total revenue to a fund to study, control and regulate the Argentine Concession, which shall be administered and managed by the ORSNA.

- 2.5% of total revenue to a trust for investment commitments for the “Group A” airports of the Argentine National Airport System. (Those operated by AA2000).

AA2000 may cancel the obligations to provide amounts of money to the trust through the assignment of credits whose cause and/or title are the result of the provision of aeronautical and/or airport services performed within the framework of the concession, with the previous intervention of The Secretary of Transportation and the authorization of the ORSNA.

Guarantees

In order to guarantee performance of the works, AA2000 has contracted a surety bond to comply with the investment plan guarantee required by the ORSNA´s Resolution No. 60/2021 amounting as of December 31, 2022, USD 130 million.

AA2000 sets up a guarantee for concession contract fulfilment for the total amount is for ARS 3,498.4 million (approximately USD 19.74 million) which is renewed on an annual basis.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Argentine Concession Agreement (Cont.)

Insurance

In addition, AA2000 is required to maintain a civil liability insurance policy covering personal and property damages, loss or injury in an amount of at least ARS 300 million (approximately USD 1.7 million). AA2000 has taken out insurance policy for an amount of USD 300 million covering liabilities that may arise under civil law in connection with the management and development of work in the airports.

Other information regarding AA2000 as Concessionaire

As a result of the renegotiation of the concession contract, in 2006 AA2000 delivered to the Argentine Government 496,161,413 preferred shares which were convertible into common shares of AA2000. Such preferred shares had a nominal value of ARS 1 each and had no voting rights. Such shares were redeemable by AA2000 at any time at nominal value plus accrued interest. Beginning in 2020, the Argentine Government had the option to convert all of the preferred shares into common shares of AA2000, up to a maximum amount of 12.5% per year of the total amount of the initial preferred shares issued to the Argentine Government, to the extent AA2000 had not previously redeemed such annual percentage for the respective year. In addition, according to the agreement for AA2000 Concession extension, AA2000 had the option to redeem the preferred shares during 2022, which was exercised, see Note 25.f.

In addition to the airports operated under the AA2000 Concession Agreement, the Group also operates the Neuquén Airport, the Bahía Blanca Airport and the Termas de Rio Hondo Airport.

The Neuquén Airport, the Bahía Blanca Airport and the Termas de Rio Hondo Airport are not material to CAAP´s business.

Uruguayan Concession Agreements

Carrasco International Airport and New Airports

PDS signed with the Uruguayan Government a concession agreement which granted until the year 2003 the management, exploitation, construction, maintenance and operation of Carrasco International Airport “Gral. Cesáreo L. Berisso”. A first amendment to the contract dated September 2, 2014 extended the concession until November 20, 2033. As of November 8, 2021, a second amendment to the concession agreement was made, modifying among other things, (i) extending the term of the agreement until November 20, 2053, (ii) incorporating into the concession six additional new airports located in Rivera, Salto, Carmelo, Durazno, Melo, Paysandú,(“New Airports”) and (iii) requiring PDS to make capital expenditures in connection with the development of the New Airports of USD 67 million in the aggregate between 2022 and 2028 in accordance with the following investment schedule, which may be adjusted as a result of force majeure events and certain other particular circumstances: USD 13 million during 2022, USD 32 million during 2023, USD 18 million during 2024; and USD 4 million during 2028.

Except with respect to the Durazno International Airport in which operations will not start before January 1, 2025, the operation of the New Airports by PDS under the amended concession agreement started progressively once certain conditions were met, including without limitation, the issuance of certain environmental permits. On January 11, 2022, April 22, 2022, July 22, 2022 and October 20, 2022, the International Airport of Carmelo “Balneario Zargazazú”, the International Airport of Rivera “Pte. Gral Oscar D. Gestido”, the International Airport of Salto “Nueva Hespérides” and the International Airport of Melo, were taken over by PDS.

The terms and conditions under the amended concession agreement are substantially the same as those currently in place for the Carrasco Airport except for, within others, the operation of the new airports, the term of the concession, insurance, guarantees and early termination of the agreement.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Uruguayan Concession Agreements (Cont.)

Carrasco International Airport and New Airports (Cont.)

Obligations assumed by PDS as Concessionaire

Under the terms of the Concession Agreement, PDS is responsible for several functions in connection with the airports, among others; operating airport services and facilities in a reliable manner, make investments and maintenance as described in the technical attachments to the concession agreement, maintain the guarantees and insurance policies valid and current, pay the annual concession fee.

During the next five years, PDS is committed to make additional capital expenditures in the amount of USD 73.5 million including the investments committed in respect of the New Airports.

Upon execution of the amended concession agreement, the Uruguayan Ministry of Defense will still have the right, with prior authorization from the Uruguayan executive power, to terminate the concession agreement prior to the scheduled termination date due to reasons based on “public interest”. In this case, an indemnification amount shall be paid the amount of which depends on whether the termination relates to one or more of the New Airports or to the Carrasco International Airport, in accordance with the following. The early termination may be done either: (i) with respect to the Carrasco Airport and the New Airports (“Full Termination”), or (ii) with respect to one or more of the New Airports only (“Partial Termination”).

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Uruguayan Concession Agreements (Cont.)

Carrasco International Airport and New Airports (Cont.)

Obligations assumed by PDS as Concessionaire (Cont.)

Additionally, the concession agreement may be terminated by the Defense Ministry (with prior approval of the executive power) upon repeated and material breaches of the concession agreement by PDS. In the event of force majeure (e.g., the destruction severe damage that prevents the airport´s operations), the Defense Ministry will be entitled to terminate the concession agreement without paying the termination payment to PDS and collect all of the indemnification payments under all of the airport’s insurance policies. Alternatively, the Defense Ministry could request PDS to re-build the airport if the reconstruction of the airport does not alter the terms of the concession agreement.

The concession agreement may be also terminated by mutual agreement (with prior approval of the Uruguayan executive power). No termination fee is payable by any party in this circumstance.

Concession fees

Pursuant to the concession agreement, PDS is required to pay to the Uruguayan Government an annual fee, which will be the higher of: a) USD 5,361; or b) the amount resulting from multiplying the work units (per passenger or per each 100 kilograms of cargo or mailing) by USD 0.00493, plus applicable cargo fees. The aforementioned 2014 amendment established additional fees based on the number of passengers that use the Carrasco Airport and as long as the number of passengers exceed 1.5 million passengers per year. These additional fees are calculated by multiplying the number of passengers by a fix coefficient, depending on the volume of passengers.

Guarantees

Based on the above, PDS is required to provide the following guarantees: a guarantee securing the completion of the construction work of the new terminal (a USD 1.5 million guarantee is in place for Group 1 and 2 works and an additional guarantee granted in 2022 of USD 2.25 for works in the New Airports) and a performance guarantee for USD 7.6 million, that will be returned to PDS six months after the expiration of the concession agreement. Guarantees securing the completion of each group of construction works related to the New Airports, to be determined under the Investment Program and for the amounts set forth under the Investment Schedule. The guarantees will need to be for an amount equal to 5% of each group of construction work to be performed.

Insurance

PDS must contract civil liability insurance against damages, losses or injuries that could be caused to persons or property in relation to the performance under the concession agreement, with itself and the Uruguayan Ministry of Defense as loss payees, to cover all risks until termination or expiration of the concession. The minimum coverage amount is USD 250 million. As of December 31, 2022 and 2021, the coverage amount was USD 300 million.

26Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Uruguayan Concession Agreements (Cont.)

Punta del Este Airport

CAISA signed with the Uruguayan Government a concession agreement which grants until the year 2019 for the reconstruction, maintenance and partial operation of the services of International Airport C/C Carlos A. Curbelo (Laguna del Sauce) – Punta del Este.

As of June 28, 2019, the concession agreement between CAISA and the Ministry of Defense was amended extending its term to March 31, 2033.

Terms of the Punta del Este Concession Agreement extension include a minimum annual concession fee of USD 500 and incremental capital expenditures of approximately USD 35 million, including the construction of a new general aviation terminal building, remodeling of boarding areas and a new VIP lounge, together with implementation of technology and innovation to improve the passenger experience. In November 2022, the minimum annual concession fee was increased up to USD 577 aligned with an increase in tariffs.

During the next five years and upon execution of the amendment, CAISA expects to incur additional capital expenditures in the amount of USD 10.5 million, all required by contract.

Based on the above, CAISA was required to provide the following guarantees: a guarantee securing the completion of the construction works and a guarantee for concession contract fulfilment for USD 1.6 million and USD 4.2 million (secured by TCU S.A.) respectively.

Additionally, CAISA must contract civil liability insurance against damages, losses or injuries that could be caused to persons or property in relation to the performance under the concession agreement. The amount covered as of December 31, 2022 is approximately USD 340 million.

Ecuadorian Concession Agreement

TAGSA

TAGSA has a concession agreement which granted until July 27, 2029 the development, operation and maintenance of Guayaquil airport, José Joaquin de Olmedo (“JJO”). On July 20, 2021 TAGSA, AAG and the Municipality of Guayaquil entered into an amendment of the agreement resolving to extend the concession of the Guayaquil airport for additional two years, i.e. until July 27, 2031.

Obligations assumed by TAGSA as Concessionaire

Under the terms of the Concession Agreement, TAGSA is responsible for several functions in connection with the airport, among others; operate and manage the airport, make investments and maintenance specified in the Concession Agreement and expansion of the national terminal, pay the annual concession fee, provide other non-aeronautic services.

On July 6, 2018, TAGSA amended the concession agreement (the “Guayaquil Concession Agreement”) which established new additional works for an amount of USD 32.2 million to be completed by TAGSA prior to the end of the concession’s term. As of December 31, 2022, USD 8.0 million remain pending.

The concession agreement may be terminated prior to the scheduled termination date upon the breach by TAGSA and/or by AAG of its obligations stipulated in the concession agreement or any amendment as well as due to mutual agreement of the parties.

26Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Ecuadorian Concession Agreement (Cont.)

Concession fees

TAGSA was required to pay the annual concession amount to a trust, which amounts to 55.25% of gross revenues from tariffs and charges, and certain other commercial revenues from the operation of JJO to the Trust Fund for Development of the New Airport of Guayaquil, plus a fixed amount of USD 1.5 million per year for administrative services. The Guayaquil Concession Agreement included an increase of USD 524.6 thousand (for the six-month period from August 2019 to January 2020) on a one-time basis; thereafter the amount and calculation applied in the previous period will be maintained. Due to COVID-19 pandemic, on July 20, 2021 it was agreed a reduction of the annual concession fee to be paid in 2021 from 55.25% to 53.66%. In addition, from 2022 and until the economic and financial equilibrium is met, the concession fee to be paid will be 50.25%.

Guarantees

TAGSA is required to maintain a performance bond as security for the timely fulfillment of the obligations under the concession agreement of USD 3.0 million for the rest of the concession. In addition, TAGSA is required to maintain a performance bond for the payments to the Trust for the development of the new Guayaquil Airport that corresponds to an amount of 20% of the amount that is required to be paid by TAGSA to the Trust minus the amount of the performance bond of Guayaquil Concession Agreement. The current amount of the performance bond is USD 4.0 million.

Insurance

In addition, TAGSA is required to maintain a civil liability insurance policy covering personal and property damages, loss or injury. TAGSA has taken out insurance policy for an amount of approximately USD 563 million covering liabilities that may arise under civil law in connection with the management and development of work in the airports.

ECOGAL

ECOGAL has a concession agreement, which granted until 2026 the development, operation and maintenance of Seymour Airport in Galapagos Island.

ECOGAL is required to deliver a performance bond of USD 700 to the Dirección General de Aviación Civil de Ecuador (“DGAC”), which should be in place during the term of the Galapagos Concession Agreement. This bond is renewed annually.

26Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Brazil Concession Agreement

ICAB and ICASGA signed with the Brazilian regulatory authority (the Brazilian ANAC) a concession agreement which grants the construction, operation and maintenance of the airports of Brasilia, for a period of 25 years from 2012, and the airport of Natal (São Gonçalo do Amarante) for a period of 28 years, since 2012. They can be extended for another five years if necessary to reestablish economic equilibrium.

Obligations assumed by ICAB and ICASGA as Concessionaires

Under the terms of the Concession Agreements, ICAB and ICASGA are responsible for several functions in connection with the airports, among others; provide adequate services to passengers and users of the airports, provide proper services, presenting ANAC with an Infrastructure Management Plan and Services Quality plan every five years making any necessary investments to expand airport operations to sustain the required service levels.

The Brazilian Concession Agreements will be deemed terminated prior to the scheduled termination date upon any of the following events;

-	the expropriation of the concession by the Brazilian ANAC for reasons of public interest;
-	forfeiture declaration by the Brazilian ANAC as a result of the breach of material contractual obligations by ICASGA and ICAB pursuant to Article 38 of the Brazilian Concessions Law;
-	termination by a judicial order resulting from an action filed by ICASGA or ICAB based upon the breach of the Brazilian ANAC obligations;
-	the annulment of the Brazilian Concession Agreements by a judicial or administrative order based on the discovery of illegalities or irregularities in the tender documents, in the bid process or in the Brazilian Concession Agreements; or
-	bankruptcy or liquidation of ICASGA or ICAB, as the case may be.

If the Brazilian Concession Agreements are terminated in connection with a forfeiture declaration issued by the Brazilian ANAC, then the amount of the indemnification payment will be limited to the non-amortized amount of assets reverted to the Brazilian Government less the amount of (i) any applicable losses; (ii) fines; and (iii) insurance payments received by ICASGA or ICAB, in each case, in connection with the events and circumstances that resulted in the forfeiture declaration..

Concession fees

Grant payment obligations arising from these concession agreements are described in Note 23.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Brazil Concession Agreement (Cont.)

Guarantees

Under the Brazilian Concession Agreements, the Brazilian concessionaires are required to provide certain performance bonds for some events. Main performance bonds relates to Phase I-B and Phase II events. The current amount of Phase II is R$ 14.2 million (equivalent to USD 2.7 million) in ICASGA and R$ 250.4 million (equivalent to USD 48.0 million) in ICAB. The performance bond in ICAB is granted by a guarantee letter of CAAP signed with BMG insurance company, which became in force on December 2021. Due to the re-bidding process detailed below under “Re-bidding of Natal Airport Concession“, since 2021 ICASGA is no longer required to maintain a Performance Bond.

Re-bidding of Natal Airport Concession

On March 5, 2020, CAAP announced that its subsidiary ICASGA filed a request to the Agência Nacional de Aviação Civil (“ANAC”) to commence the re-bidding process of the International Airport of São Gonçalo do Amarante (“Natal Airport”), pursuant to Law No. 13,448 of July 5, 2017, and the ANAC Resolution No. 533 of November 7, 2019. This process will take several stages until the operation of the Natal Airport is transferred to a different operator after a new bidding process, and an indemnification payment is made to ICASGA. The amount of this payment will be determined by the authorities, based primarily on non-amortized capital expenditure investments. In the interim, ICASGA will maintain all airport operations, with the same safety and service quality, as well as commercial and employment contracts. The re-bidding request is limited to the Natal Airport concession.

On May 26, 2020, the ANAC confirmed the technical and legal feasibility of the request regarding the re-bidding process initiated by ICASGA.

On June 3, 2020, the process was approved by the Ministério da Infraestrutura and on June 10, 2020, the Conselho do Programa de Parcerias de Investimentos of the Ministério da Economia expressed a favorable opinion and submitted the request for proposal for re-bidding to the President of Brazil.

On August 24, 2020, Natal Airport was qualified to go through the re-bidding process. On November 20, 2020, ICASGA and ANAC signed a concession agreement amendment setting forth the rules and proceedings for the re-bidding (the “Amendment”) effective until August 24, 2022 or when the new operator wins the re-bidding, whichever occurs first. In case the re-bidding remains vacant on or after August 24, 2022, the Brazilian Government could extend the initial term. In case this term is not extended, the concessionaire will be responsible for continuing with the operation of the airport under the same conditions in place before the Amendment. On June 2, 2022, the Investment Partnership Program Committee gave a favorable opinion to extend the project’s re-bidding qualification until August 24, 2023.

As previously mentioned, the process of re-bidding is still in progress and will go through several stages, at this moment there is no accounting impact of this operation on ICASGA nor CAAP financial figures, the measurement and the accounting will be carried out according to the terms of the upcoming contracts, when signed.

26      Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Armenian Concession Agreement

AIA CJSC has been awarded a concession agreement, which grants until year 2032 the exclusive rights of exploitation, administration, maintenance and operation of Yerevan airport, Zvartnots. At the end of the concession period, the Company has the option to indefinitely extend the term of the concession agreement for additional periods of five years. The Armenian Concession Agreement does not require AIA to pay any fee or other consideration of any kind whatsoever for the rights granted to it under the Armenian Concession Agreement.Within the scope of the Armenian Concession Agreement the Company planned to build a new terminal in three phases. The first two phases are completed, which mainly included the construction of a new terminal for arrivals and departures.

Obligations assumed by the Concession Manager

Under the terms of the Concession Agreement, AIA is responsible for several functions in connection with the airports, among others; operate and manage the airports, comply with the master plan, provide the Armenian Government with an annual report (and such other reports as the Armenian Government may reasonably request) on the development of the management, exploitation and operation of the airport.

Every five years during the term of the concession, the Company is required to submit a Master Plan to the Government of the Republic of Armenia, which describes the works to be executed in that five-year period, including the corresponding preliminary estimates and also sets forth the guidelines for the works and operations related to improvement and maintenance of the Airport during the remaining part of the term, as well as the description of actual works. The Master Plan will be updated every five years and extended to cover the 30-year term of the Armenian Concession Agreement.

During the next five years, AIA expects to incur USD 42.0 million in capital expenditures in Zvartnots Airport and Shirak Airport in accordance with the master plan to be approved by the Armenian Government as presented by AIA’s management. Some of these investments are conditioned upon reaching certain passenger level thresholds.

The Armenian Concession Agreement may be terminated prior to the scheduled termination date upon the occurrence of any of the following events:

-concession manager’s breach of certain obligations;

-bankruptcy of the concession manager;

-administrative discretionary act;

-the Armenian Government’s breach of any of its obligations; and

-force majeure events.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Italy Concession Agreement

TA has the concession of the airports of Pisa and Florence.

The concession for Pisa Airport (“Pisa Concession”) was approved on December 7, 2006, with the Inter-Ministerial Decree issued by the Ministry of Transportation, the Ministry of the Economy and the Ministry of Defense. The Concession Agreement initially expired on December 7, 2046.

The Florence Concession was approved on March 11, 2003, with the Inter-Ministerial Decree issued by the Ministry of Infrastructure and Transport and the Ministry of the Economy and Finance. In order to meet the urgent need to implement the relevant legal framework, the abovementioned Inter-Ministerial Decree provided the extension of the duration of the concession to 40 years. The Concession Agreement initially was due to expire on February 10, 2043.

In view of the drop in traffic at Italian airports deriving from the Covid-19 virus outbreak and in order to contain the consequent economic effects, the term of all the current concessions for the management and development of airport activities was extended by two additional years under Law No. 77 of July 17, 2020, which amends Article 202 paragraph 1-bis of Decree-Law No. 34 of May 19, 2020, extending Pisa and Florence concessions until 2048 and 2045, respectively.

Obligations assumed by TA as Concessionaire

Under the terms of the Concession Agreements, TA is responsible for several functions in connection with the airports, among others; organize and manage the airport business, pay the annual concession fee, guarantee the suitability of the standards of offered services.

Pursuant the terms of the Italian Concession Agreements, TA is required to present a long-term master plan for each individual airport. The master plan projections (including traffic, operating expenses, investment commitments, etc.) are used by ENAC to determine airport tariffs, and is revised every four years. Once approved by ENAC, the investment commitments in the master plan become binding obligations under the terms of the respective Concession.

On November 3, 2015, TA received the technical approval by ENAC of its 2014-2029 master plan for Florence Airport, and on December 28, 2017, the Ministry of Environment, after conducting an environmental impact assessment (Valutazione di Impatto Ambientale), approved such master plan. However, on May 27, 2019, upon request of the Environmental Association (Associazione VAS Vita Ambiente) and other authorities, such approval was repealed through judgment No. 793.

On July 25, 2019, TA, jointly with the Ministry of Environment, ENAC and other authorities, appealed such judgement and on February 14, 2020, TA was notified by the Council of State the need to undertake a new environmental procedure regarding the master plan. In the meantime, the legal framework was changing by the Italian Government and the public debate procedure was introduced as mandatory in case of new runway and new passenger Terminal. Therefore, during 2022 a project review of the master plan was performed and a new master plan 2035 was defined. On October 2022, TA started the public debate process. Once finished (in 2023), the master plan 2035 will be subjected to the environmental impact and strategic assessment procedure at Environmental Ministry.

In relation with Pisa Airport, on October 24, 2017, ENAC approved and signed 2015-2028 master plan.

Both, Pisa and Florence Concession Agreements provides that, in the event needs of public interest arise, TA may request that the concessions be revoked, at which time TA will assume the burden of making all compensatory payments to be determined with the relevant third parties and after consulting ENAC.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Italy Concession Agreement (Cont.)

Obligations assumed by TA as Concessionaire (Cont.)

The concessions granted may be forfeited before its expiration date upon the occurrence of specified events of default. If any of the concessions is revoked before its expiration, whether through a forfeiture or termination due to an event of default, ENAC shall regain the rights over the assets which were assigned to TA.

Concession fees

As consideration for both airport concessions granted by ENAC, TA is required to pay annual fees to be determined pursuant to Law No. 662/1996, which states that the relevant fees shall be the subject of the joint determination of the Ministry of Finance and the Ministry of Infrastructure and Transport. The fees are established by Inter-Managerial Decree (decreto interdirigenziale) dated June 30, 2003, which provides the adoption of a work load unit criteria, where each unit corresponds to one passenger or 100 kg of goods or post.

Canon payments are to be made in two separate installments, the first one to be made each July 31 and the second one each January 31 of each year during the concession agreement. The following year, each payment shall be equivalent to 50% of the annual canon payments. The value of the minimum canon is adjusted on an annual basis according to inflation.

Guarantees

Suretyships provided to third parties on behalf of TA (€ 10.6 million as of December 31, 2022 and € 9.9 million as of December 31, 2021, equivalent to USD 11.3 million and USD 11.2 million respectively) mainly refer to performance bonds with ENAC (Italian regulatory authority) as beneficiary, in order to guarantee full and exact fulfillment of the obligations of the concessionaire under the concession agreements; of the Municipalities of Pisa and Florence to ensure compliance with municipal regulations in the execution of works for the expansion of the airports infrastructure by TA and other items.

Insurance

Under the Pisa and Florence Concession Agreement, TA shall procure an insurance policy, for an amount to be determined in agreement with ENAC, in order to cover a series of risks related to the assets used either directly or indirectly in the airport management business (e.g., fires, aircraft crashes, damages due to transported goods, machinery or natural events). TA has taken out insurance policy for an amount of about € 1,443 million covering property damages, business interruptions and airport liabilities.

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

b. Commitments (Cont.)

Italy Concession Agreement (Cont.)

Acquisition of Cemes Aeroporti S.r.l. and formation of Toscana Aeroporti Costruzioni S.r.l.

On January 26, 2021, TA signed an agreement to acquire a 51% stake in Cemes Aeroporti S.r.l., a recently-formed company operating in the construction sector, which has concurrently changed its corporate name to Toscana Aeroporti Costruzioni S.r.l. (“TAC”). This transaction was accounted for using the acquisition method since the Group acquired control over TAC, which was therefore fully consolidated from the date on which control was exercised. This acquisition was made with a view to facilitating the necessary works for the planned infrastructural development at the Florence and Pisa airports committed to by TA.

The consideration for the transaction amounts to € 4.5 million, payable in five annual installments until December 31, 2025. In addition, the agreement between the parties envisages a call option exercisable by TA during the period between January 1, 2024 and July 1, 2024, to acquire a further 19% stake in TAC for a pre-set consideration of € 2.2 million. The transaction does not entail any assumption of debt or assignment of receivables.

Net identifiable assets arising from the acquisition amounted to € 1 million, including cash and cash equivalents for a total amount of € 8 thousands (approximately USD 10). TA has elected to recognize non-controlling interests in the acquired entity at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets at the time of the acquisition.

The fair value of the consideration reflects the net present value of the consideration to be paid in installments for the purchase. Goodwill for an amount of € 3.7 million (approximately USD 4.5 million) was recognized. This goodwill is not tax deductible.

Other commitments

As of December 31, 2022, TAC holds guarantees related to construction works for an amount of € 2.5 million (approximately USD 2.7 million).

As of December 31, 2022, CAAP guarantees an energy supply contract signed by ICASGA, covering the purchase of electric power for R$ 1 million (equivalent to approximately USD 192) and an energy supply contract signed by ICAB covering the purchase of electric power for R$ 1.4 million (equivalent to approximately USD 268).

26       Contingencies, commitments and restrictions on the distribution of profits (Cont.)

c. Restrictions to the distribution of profits and payment of dividends

As of December 31, 2022, 2021 and 2020, equity as defined under Luxembourg laws and regulations (“Lux GAAP”) consisted of:

	At December 31,
	2022	2021	2020
Share capital	163,223	163,223	163,223
Share premium	183,430	183,430	183,430
Reserve for own shares	4,600	4,772	6,145
Legal reserve	1,081	1,081	176
Free distributable reserves	378,910	378,910	378,910
Non-distributable reserves	1,353,428	1,353,255	1,351,883
Retained earnings	(34,372)	(86,279)	(60,392)
Total equity in accordance with Luxembourg law	2,050,300	1,998,392	2,023,375

At least 5% of the Company’s net income per year, as calculated in accordance with Luxembourg law and regulations, must be allocated to the creation of a legal reserve equivalent to 10% of the Company’s share capital. Dividends may not be paid out of the legal reserve. The Company may pay dividends to the extent, among other conditions, that it has distributable retained earnings calculated in accordance with Luxembourg laws and regulations.